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                                                              EXHIBIT 10.21(e)

                              FIFTH AMENDMENT TO
                               HFS INCORPORATED
                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                             AMENDED AND RESTATED
                              AS OF JUNE 14, 1994

                       FURTHER AMENDED AS OF MAY 5, 1995
                    FURTHER AMENDED AS OF JANUARY 22, 1996
                    FURTHER AMENDED AS OF JANUARY 22, 1996
                      FURTHER AMENDED AS OF MAY 20, 1996

The HFS Incorporated Amended and Restated 1993 Stock Option Plan (the "Restated Plan") is hereby further amended as follows:

         1. Amendment. Section 3 of the Restated Plan is hereby amended by adding a new subsection (c), to read as follows:

                           "(c) Notwithstanding anything contained herein to
                  the contrary, the Committee shall be authorized to delegate to another committee of the Board the authority to grant options in accordance with Section 3(b)(i) of this Plan, provided that such other committee shall not have the authority to make any such grants to Non- Employee Directors or to Participants who are, as of the date of such grant, required to report transactions in the Company's securities under Section 16 of the Exchange Act."

         2. Ratification. Except as expressly set forth in this Fifth Amendment to the Restated Plan, the Restated Plan, as previously amended, is hereby ratified and confirmed without modification.

         3. Effective Date. The effective date of this Fifth Amendment to the Restated Plan shall be July 24, 1996.